Restricted Net Assets	12 Months Ended
Mar. 31, 2023
Restricted Net Assets [Abstract]
RESTRICTED NET ASSETS

Note 19 - RESTRICTED NET ASSETS

Restricted Net Assets

As a result of the PRC laws and regulations and the requirement that distributions by the PRC entities can only be paid out of distributable profits computed in accordance with the PRC GAAP, the PRC entities are restricted from transferring a portion of their net assets to the Company. The restricted net assets consist of paid in capital, capital reserve and statutory reserves of the Company’s PRC entities. As of March 31, 2023 and 2022, the restricted net assets that are not available for distribution amounted to approximately US$89.5 and US$89.5 million, respectively, which was included in the additional paid-in capital on the consolidated balance sheets.

Statutory Reserve

Pursuant to the Company Law of the PRC, each of the PRC entities is required to appropriate 10% of its net income to the statutory reserve on an annual basis until the aggregated amount of the reserve reaches 50% of its registered capital. The statutory reserve is not distributable. Subject to the approval of the shareholders, the statutory reserve may be used to offset accumulated losses or converted into capital of the company. As of March 31, 2023 and 2022, the statutory reserves amounted to US$485,211 and US$485,211, which was included as retained earnings in the accompanying consolidated balance sheets.